[IASIS LOGO]
HEALTHCARE(R)


INVESTOR CONTACT:                                    NEWS MEDIA CONTACT:
David R. White                                       Eve Hutcherson
Chairman and Chief Executive Officer                 Director, Public Relations
   or                                                (615) 467-1221
John K. Crawford
Executive Vice President and
   Chief Financial Officer
(615) 844-2747


                IASIS HEALTHCARE ANNOUNCES THIRD QUARTER RESULTS

            COMPANY ANNOUNCES RESIGNATION OF CHIEF FINANCIAL OFFICER


FRANKLIN, Tennessee (July 30, 2001) -- IASIS Healthcare(R) Corporation, a leading owner and operator of acute care hospitals, announced today results for the third quarter and nine months ended June 30, 2001. The Company also announced that John Crawford has resigned his position as chief financial officer. David R. White, chairman and chief executive officer of IASIS, said, "John joined IASIS in January 2000, assembled an excellent team and has provided IASIS with strong financial leadership. He has been a valuable member of our team, and I wish him the very best in his future endeavors."

         Net revenue for the quarter ended June 30, 2001, was $217.0 million compared with $210.9 million in the same quarter of last year. Earnings from continuing operations before interest expense, minority interests, income taxes, recapitalization costs, provision for asset revaluation, closure and other costs, depreciation and amortization (EBITDA) for the third quarter totaled $17.2 million compared with $27.5 million in the prior year period. Net loss from continuing operations for the quarter ended June 30, 2001, was $27.7 million compared with a net loss from continuing operations of $1.6 million in the same prior year period. The results for the quarter ended June 30, 2001, include net revenue and EBITDA losses of $3.2 million and $3.3 million, respectively, at Rocky Mountain Medical Center (RMMC), which was closed on June 2, 2001. Results for the comparable period in the prior year included net revenue of $1.7 million and EBITDA losses of $2.9 million at RMMC. Excluding RMMC, net revenue and EBITDA totaled $213.8 million and $20.5 million, respectively, for the third quarter ended June 30, 2001, compared with $209.2 million and $30.4 million, respectively, in the same quarter of last year.


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


IASIS Healthcare Announces Third Quarter Results
Page 2
July 30, 2001


         Included in the third quarter results are $16.6 million of charges relating to asset revaluation and closure expenses of RMMC, employee severance costs and the write off of deferred IPO costs. All of the assets of RMMC have been reclassified as held for sale. During the quarter, net revenue was reduced by a $4.5 million valuation allowance to provide for healthcare service claims currently in dispute with managed care organizations and other third-party payors. These claims resulted from services rendered to patients in previous quarters and were considered valid claims for reimbursement. The Company substantially completed an information systems conversion in 2000. Certain managed care and other claims submitted during the conversion period were denied, in whole or in part, by third-party payors as being improperly submitted. Although the Company is appealing these denials and believes the claims should be paid, the allowance was provided to report the claims at their current estimated net realizable value. Also, the Company terminated a capitated contract with a managed care organization at one of its Phoenix hospitals in March 2001. A provision of $1.85 million to reduce net revenue in the quarter was recognized due to disputes that have arisen relating to costs associated with patients previously covered under that capitated contract.

         Exclusive of RMMC operations and the $6.35 million managed care valuation allowances, net revenue for the quarter ended June 30, 2001, increased 5.3% to $220.2 million compared with $209.2 million in the same quarter of last year, and EBITDA for the third quarter totaled $26.8 million compared with $30.4 million in the prior year period. Net revenue for the nine months ended June 30, 2001, increased 9.1% to $662.4 million compared with $607.4 million in the same period of last year, and EBITDA for the first nine months of fiscal year 2001 totaled $95.4 million compared with $96.9 million for the same period in 2000.

         Regarding the quarterly results, Mr. White said, "This has been a very difficult quarter with several key events affecting the short term operations of our company. However, our volumes continue to be strong throughout most of the Company and our new initiatives are reversing a negative trend in our Arizona market. Our initiatives in cash collections are showing good results, and the most significant issues regarding our information systems conversion have been addressed."

         Exclusive of RMMC operations and the managed care valuation allowances, net revenue for the acute care service segment for the quarter ended June 30, 2001, increased 3.3% to $192.2 million compared with net revenue of $186.1 million in the same prior year period, and EBITDA for the quarter ended June 30, 2001, totaled $26.1 million compared with $29.5 million for the quarter ended June 30, 2000. Net revenue for the acute care service segment for the nine months ended June 30, 2001, increased 3.6% to $581.8 million compared with pro forma net revenue of $561.8 million in the first nine months of fiscal year 2000, which assumes that the acquisitions of ten acute care hospitals and other related operations from Tenet Healthcare on October 15, 1999, were effective as of October 1, 1999. Acute care services EBITDA for the nine months ended June 30, 2001, totaled $92.2 million compared with $93.1 million, on a pro forma basis, for the first nine months of fiscal year 2000.


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


IASIS Healthcare Announces Third Quarter Results
Page 3
July 30, 2001


         Same facility hospital admissions and adjusted admissions for the quarter ended June 30, 2001, increased over the prior year period by 5.3% and 3.3%, respectively. In addition, same facility hospital admissions and adjusted admissions for the nine-month period ended June 30, 2001, increased over the first nine months of fiscal year 2000, on a pro forma basis, by 6.2% and 4.6%, respectively. Same facility includes all of the Company's hospitals except RMMC.

         Net revenue for the Company's health insurance business segment, Health Choice, for the quarter ended June 30, 2001, increased 21.2% to $28.0 million compared with $23.1 million in the same prior year period. Enrollment at Health Choice increased 16.2% from 38,300 members at June 30, 2000, to 44,500 members at June 30, 2001. Health Choice EBITDA of $800,000 for the quarter ended June 30, 2001, was comparable to $900,000 for the same prior year period. Net revenue for Health Choice for the nine months ended June 30, 2001, increased 17.8% to $80.6 million compared with $68.4 million in the same prior year period, on a pro forma basis. Health Choice EBITDA for the first nine months of fiscal year 2001 was $3.1 million compared with $2.6 million for the first nine months of fiscal year 2000, on a pro forma basis, an increase of 19.2%.

         At June 30, 2001, the Company's net working capital was $89.9 million compared with $92.8 million at March 31, 2001. Net accounts receivable decreased $16.5 million from $168.4 million at March 31, 2001, to $151.9 million at June 30, 2001, and amounted to approximately 70 days of net revenue outstanding at June 30, 2001, compared with approximately 74 days at March 31, 2001. The Company had $14.5 million outstanding under its revolving credit facility at June 30, 2001, compared with $21.0 million at March 31, 2001, a decrease of $6.5 million. Cash flow from operating activities for the nine months ended June 30, 2001 was $21.3 million.

         The Company's financial results from continuing operations exclude the results of Clinicare, the Company's physician practice operations consisting of 31 physicians in 13 offices. The Company is exiting this business by selling the assets of its physician practices and closing its practice support offices. Revenue and expenses associated with these operations are reported separately as discontinued operations. The Company reported earnings (losses) from its discontinued physician practice operations for the three months and nine months ended June 30, 2000, of $800,000 and $ (2.1) million, respectively. During the quarter ended June 30, 2001, $1.0 million of previously recorded loss accruals for discontinued physician practice operations were reversed due to discontinuing these operations to date at costs that were less than previously provided.

         A listen-only simulcast and 30-day replay of IASIS Healthcare(R) Corporation's third quarter conference call will be available through the Company's website at www.iasishealthcare.com beginning at 10:00 a.m. Eastern Time on July 31, 2001.


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


IASIS Healthcare Announces Third Quarter Results
Page 4
July 30, 2001


         IASIS Healthcare(R) Corporation, located in Franklin, TN, is a leading owner and operator of acute care hospitals and develops and operates networks of medium-sized hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians, working with local managed care plans, and recruiting experienced local management. Currently, IASIS Healthcare owns or leases 14 hospitals with a total of 2,152 beds in service. These hospitals are located in four regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; and three cities in the state of Texas, including San Antonio. IASIS Healthcare also operates five ambulatory surgery centers and a Medicaid health plan that currently serves over 45,700 members in Arizona.

         This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to enter into favorable contracts with managed care payors; the highly competitive nature of the healthcare industry; possible changes in Medicare and Medicaid reimbursement levels and other Federal or state healthcare reforms; future cost containment initiatives undertaken by purchasers of healthcare services; our ability to attract and retain qualified management and personnel, including physicians and nurses; our ability to service our significant indebtedness; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997, the Balanced Budget Refinement Act of 1999 and the Benefits Improvement Protection Act of 2000; the impact of possible governmental investigations; our ability to successfully implement and integrate our management information systems at our hospitals; our limited operating history; our ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; our ability to successfully complete and integrate acquisitions of other companies or facilities; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2000, and from time to time in our filings with the Securities and Exchange Commission.

         Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


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


IASIS Healthcare Announces Third Quarter Results
Page 5
July 30, 2001


                          IASIS HEALTHCARE CORPORATION
         CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS)

                                                               THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                    JUNE 30,                       JUNE 30,
                                                            -------------------------       ------------------------
                                                               2001            2000           2001             2000
                                                            ---------       ---------       ---------       ---------
Net revenue                                                 $ 216,975       $ 210,879       $ 668,963       $ 609,087

Cost and expenses:
   Salaries and benefits                                       79,205          75,375         237,520         209,652
   Supplies                                                    34,810          31,691         100,397          92,592
   Other operating expenses                                    67,215          61,414         195,363         170,717
   Provision for bad debts                                     18,578          14,879          55,148          43,928
   Interest, net                                               15,726          16,132          49,583          45,577
   Depreciation and amortization                               12,372          12,753          40,339          34,248
   Provision for asset revaluation, closure and other costs    16,612              --          16,612              --
   Recapitalization costs                                          --              --              --           3,478
                                                            ---------       ---------       ---------       ---------

         Total costs and expenses                             244,518         212,244         694,962         600,192
                                                            ---------       ---------       ---------       ---------

Earnings (loss) from continuing operations
   before minority interests and income taxes                 (27,543)         (1,365)        (25,999)          8,895
Minority interests                                                156             210             329             252
                                                            ---------       ---------       ---------       ---------

 Earnings (loss) from continuing operations
   before income taxes                                        (27,699)         (1,575)        (26,328)          8,643
Income tax expense                                                 --              --              --           2,853
                                                            ---------       ---------       ---------       ---------

Net earnings (loss) from continuing operations                (27,699)         (1,575)        (26,328)          5,790

Discontinued operations:
  Reversal of excess loss accrual for discontinued
     physician practice operations                              1,000              --           1,000              --
  Earnings (loss) from operations of discontinued
     physician practice operations                                 --             787              --          (2,115)
                                                            ---------       ---------       ---------       ---------

         Net earnings (loss)                                  (26,699)           (788)        (25,328)          3,675

Preferred stock dividends accrued (reversed)
   and accretion                                                   --           6,627         (25,348)         18,775
                                                            ---------       ---------       ---------       ---------

Net earnings (loss) attributable
   to common stockholders                                   $ (26,699)      $  (7,415)      $      20       $ (15,100)
                                                            =========       =========       =========       =========

EBITDA                                                      $  17,167       $  27,520       $  80,535       $  92,198
                                                            =========       =========       =========       =========

EBITDA margin                                                     7.9%           13.1%           12.0%          15.1%


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


IASIS Healthcare Announces Third Quarter Results
Page 6
July 30, 2001


                          IASIS HEALTHCARE CORPORATION
                    CONDENSED AND CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                                    (UNAUDITED)
                                                                                      JUNE 30,       SEPT. 30,
                                                                                        2001           2000
                                                                                     ----------      ---------
                                     ASSETS

Current assets:
   Cash and cash equivalents                                                          $  4,623       $     --
   Accounts receivable, net of allowance for doubtful accounts
     of $25,135 and $31,403, respectively                                              151,853        146,744
   Inventories                                                                          23,240         19,874
   Current deferred tax assets                                                              --          1,146
   Prepaid expenses and other current assets                                            17,781         12,574
   Assets held for sale                                                                 24,649            607
                                                                                      --------       --------
         Total current assets                                                          222,146        180,945

Property and equipment, net                                                            334,806        361,293
Goodwill and other intangibles, net                                                    295,080        302,380
Deferred debt financing costs, net                                                      20,703         23,472
Deferred tax assets                                                                      2,036          2,036
Other assets                                                                             3,034          3,713
                                                                                      --------       --------

         Total assets                                                                 $877,805       $873,839
                                                                                      ========       ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                   $ 42,553       $ 31,707
   Salaries and benefits payable                                                        19,317         13,040
   Accrued interest payable                                                             11,374         20,020
   Medical claims payable                                                               19,009         16,530
   Other accrued expenses and other current liabilities                                 25,194         20,739
   Current portion of accrued loss on discontinued operations                            1,954          4,008
   Current portion of long-term debt and capital lease obligations                      12,850          9,883
                                                                                      --------       --------
         Total current liabilities                                                     132,251        115,927

Long-term debt and capital lease obligations                                           553,889        547,771
Other long-term liabilities                                                             16,535         13,372
Minority interest                                                                        4,285          2,060
Mandatorily redeemable Series A preferred stock - $0.01 par value,
   authorized 500,000 shares; no shares issued and outstanding at June 30, 2001             --        183,199
Mandatorily redeemable Series B preferred stock - $0.01 par value,
   authorized 50,000 shares; no shares issued and outstanding at June 30, 2001              --          6,079
                                                                                      --------       --------
         Total liabilities                                                             706,960        868,408


Stockholders' equity:
   Preferred stock - $0.01 par value, authorized 5,000,000 shares;
     no shares issued and outstanding at June 30, 2001                                      --             --
   Common stock - $0.01 par value, authorized 100,000,000 shares;
     31,961,445 shares issued and 31,932,529 shares outstanding at June 30, 2001           319            144
   Nonvoting common stock - $0.01 par value, authorized 10,000,000 shares;
     no shares issued and outstanding at June 30, 2001                                      --             --
   Additional paid-in capital                                                          450,496        259,654
   Treasury stock, at cost, 16,306,541 shares at June 30, 2001                        (155,300)      (155,025)
   Accumulated deficit                                                                (124,670)       (99,342)
                                                                                      --------       --------
         Total stockholders' equity                                                    170,845          5,431
                                                                                      --------       --------

         Total liabilities and stockholders' equity                                   $877,805       $873,839
                                                                                      ========       ========


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


IASIS Healthcare Announces Third Quarter Results
Page 7
July 30, 2001


                          IASIS HEALTHCARE CORPORATION
         CONDENSED AND CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                         NINE MONTHS ENDED
                                                                                              JUNE 30,
                                                                                        2001           2000
                                                                                      --------      ---------
Cash flows from operating activities:
   Net earnings (loss)                                                                $(25,328)     $   3,675
   Adjustments to reconcile net earnings (loss)
     to net cash provided by (used in) operating activities:
       Depreciation and amortization                                                    40,339         34,248
       Minority interests                                                                  329            252
       Gain on sale of property and equipment                                              (52)            --
       Reversal of excess loss accrual                                                  (1,000)            --
       Provision for asset revaluation and closure costs                                11,900             --
       Changes in operating assets and liabilities, net of effect of acquisitions:
           Accounts receivable                                                          (5,905)      (117,491)
           Inventories, prepaid expenses and other current assets                       (4,068)       (19,710)
           Accounts payable and other accrued liabilities                                7,841         42,299
           Accrued loss on discontinued operations                                      (2,772)            --
                                                                                      --------      ---------
                                                                                        21,284        (56,727)
                                                                                      --------      ---------
Cash flows from investing activities:
   Purchases of property and equipment, net                                            (28,733)       (36,910)
   Payments for acquisitions and dispositions, net                                        (101)      (433,401)
   Change in other assets                                                                    4         (1,339)
                                                                                      --------      ---------
       Net cash used in investing activities                                           (28,830)      (471,650)
                                                                                      --------      ---------

Cash flows from financing activities:
   Proceeds from credit facility                                                            --        160,000
   Proceeds from issuance of preferred stock                                                --        160,000
   Proceeds from issuance of common stock                                                1,900             --
   Repurchase of common stock                                                               --       (155,025)
   Proceeds from senior bank debt borrowings                                           124,000        330,000
   Proceeds from issuance of senior subordinated notes                                      --        230,000
   Payment of debt and capital leases                                                 (115,428)      (164,010)
   Common and preferred stock issuance costs incurred                                       --         (2,625)
   Debt financing costs incurred                                                            --        (26,618)
   Other                                                                                 1,697             --
                                                                                      --------      ---------
       Net cash provided by financing activities                                        12,169        531,722
                                                                                      --------      ---------

Increase in cash and cash equivalents                                                    4,623          3,345
Cash and cash equivalents at beginning of period                                            --             --
                                                                                      --------      ---------
Cash and cash equivalents at end of period                                            $  4,623      $   3,345
                                                                                      ========      =========

Supplemental disclosure of cash flow information:
     Cash paid for interest                                                           $ 58,080      $  40,085
                                                                                      ========      =========
     Cash paid for income taxes, net of refunds                                       $  2,262      $      --
                                                                                      ========      =========


Supplemental schedule of investing activities:
   Effects of acquisitions and dispositions, net:
     Assets (acquired) disposed of, net of cash                                       $    853      $(481,531)
     Liabilities assumed (paid)                                                           (679)        38,670
     Issuance (repurchase) of preferred and common stock, net                             (275)         9,460
                                                                                      --------      ---------
       Payments for acquisitions and dispositions, net                                $   (101)     $(433,401)
                                                                                      ========      =========

Supplemental schedule of noncash investing and financing activities:
   Capital lease obligations incurred to acquire equipment                            $    667      $     179
                                                                                      ========      =========
   Exchange of preferred stock for common stock                                       $189,278      $      --
                                                                                      ========      =========


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


IASIS Healthcare Announces Third Quarter Results
Page 8
July 30, 2001


                          IASIS HEALTHCARE CORPORATION
                         SEGMENT INFORMATION (UNAUDITED)
                                 (IN THOUSANDS)

                                                                THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                   JUNE 30,                        JUNE 30,
                                                             ------------------------      ------------------------
                                                               2001           2000           2001           2000
                                                             ---------      ---------      ---------      ---------
ACUTE CARE SERVICE:
Net patient revenue (1)                                      $ 190,918      $ 189,292      $ 594,340      $ 548,445
Revenue between segments                                        (1,908)        (1,500)        (6,000)        (4,500)
                                                             ---------      ---------      ---------      ---------
  Net revenue                                                  189,010        187,792        588,340        543,945
Salaries and benefits                                           78,157         74,205        234,112        206,382
Supplies                                                        34,762         31,591        100,112         92,326
Other operating expenses (2)                                    41,107         40,525        121,563        111,727
Provision for bad debts                                         18,578         14,879         55,148         43,928
                                                             ---------      ---------      ---------      ---------
  EBITDA                                                        16,406         26,592         77,405         89,582
Interest expense, net                                           15,770         16,027         49,627         45,472
Depreciation and amortization                                   12,308         12,718         40,156         34,128
                                                             ---------      ---------      ---------      ---------
Earnings (loss) from continuing operations
  before minority interests and income taxes (2)             $ (11,672)     $  (2,153)     $ (12,378)     $   9,982
Provision for asset revaluation, closure and other costs        16,612             --         16,612             --
Recapitalization costs                                              --             --             --          3,478
Minority interests                                                 156            210            329            252
                                                             ---------      ---------      ---------      ---------
  Earnings (loss) from continuing operations
    before income taxes                                      $ (28,440)     $  (2,363)     $ (29,319)     $   6,252
                                                             =========      =========      =========      =========

Segment assets                                               $ 868,270      $ 868,317      $ 868,270      $ 868,317
                                                             =========      =========      =========      =========


HEALTH CHOICE:
Capitation premiums and other payments                       $  27,965      $  23,087      $  80,623      $  65,142
Revenue between segments                                            --             --             --             --
                                                             ---------      ---------      ---------      ---------
  Net revenue                                                   27,965         23,087         80,623         65,142
Salaries and benefits                                            1,048          1,170          3,408          3,270
Supplies                                                            48            100            285            266
Other operating expenses (2)                                    26,108         20,889         73,800         58,990
Provision for bad debts                                             --             --             --             --
                                                             ---------      ---------      ---------      ---------
  EBITDA                                                           761            928          3,130          2,616
Interest expense, net                                              (44)           105            (44)           105
Depreciation and amortization                                       64             35            183            120
                                                             ---------      ---------      ---------      ---------
Earnings from continuing operations
  before minority interests and income taxes (2)             $     741      $     788      $   2,991      $   2,391
Provision for asset revaluation, closure and other costs            --             --             --             --
Recapitalization costs                                              --             --             --             --
Minority interests                                                  --             --             --             --
                                                             ---------      ---------      ---------      ---------
  Earnings from continuing operations
    before income taxes                                      $     741      $     788      $   2,991      $   2,391
                                                             =========      =========      =========      =========

Segment assets                                               $   9,535      $   2,827      $   9,535      $   2,827
                                                             =========      =========      =========      =========


(1) Amount includes $6.35 million in managed care valuation allowances for the quarter and nine months ended June 30, 2001.

(2) Amounts exclude provision for asset revaluation, closure and other costs and recapitalization costs.


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


IASIS Healthcare Announces Third Quarter Results
Page 9
July 30, 2001


                          IASIS HEALTHCARE CORPORATION
         PRO FORMA COMBINED FINANCIAL AND OPERATING DATA(1) (UNAUDITED)

                                                     THREE MONTHS ENDED          NINE MONTHS ENDED
                                                          JUNE 30,                   JUNE 30,
                                                   ---------------------       -----------------------
                                                    2001          2000          2001           2000
                                                   -------       -------       -------       ---------
Number of hospitals at end of period                    14            15            14            15

Licensed beds at end of period                       2,588         2,685         2,588         2,685

Beds in service at end of period                     2,152         2,194         2,152         2,194

Average length of stay (days)                          4.2           4.4           4.4           4.5

Occupancy rates (average beds in service) (2)         42.6%         42.6%         45.3%         43.7%

Admissions                                          19,854        18,725        61,447        57,119

    Same facility % change                             5.3%                        6.2%

Adjusted admissions                                 32,679        31,584        98,834        93,345

    Same facility % change                             3.3%                        4.6%

Patient days                                        84,083        82,863       267,269       256,562

Adjusted patient days                              134,296       134,879       416,573       406,937

Outpatient revenue as a % of patient revenue          37.1%         38.2%         35.7%         37.1%

(1) Unaudited historical and pro forma combined financial and operating data as if the acquisition of the Tenet hospitals and Health Choice was effective October 1, 1999.

(2) Excludes 71 beds at RMMC placed in service on April 10, 2000 and closed on June 2, 2001. If these beds are included, occupancy rates would have been 42.1% and 44.5% for the three months and nine months ended June 30, 2001, respectively, and 41.7% and 43.4% for the three months and nine months ended June 30, 2000, respectively.

                                      -END-